Short-Term Borrowings	12 Months Ended
Jun. 30, 2025
Short-Term Borrowings [Abstract]
Short-term borrowings
7.	Short-term borrowings

	As of June 30,
	2024	2025
	RMB	RMB
Xiamen International Bank Co., Ltd. (“Xiamen International”)	4,700,000	4,277,000
Total	4,700,000	4,277,000

Short-term borrowings represent amounts due to Xiamen International Bank to be matured within one year, with annual interest rate of 4.0%. The borrowings are newly proceeded with amount RMB4.55 million, started on December 5, 2024 and will mature on December 5, 2025. The borrowings are guaranteed by principal shareholders of the Group, Ms. Zhang Pingting and her spouse ,Mr. Zhan Jie and his spouse. As of June 30, 2025, the borrowings of RMB273,000 had been repaid, with RMB4,277,000 was still outstanding.

Interest expenses were RMB447,955, RMB198,746 and RMB206,296 for short-term borrowings for the years ended June 30, 2023, 2024 and 2025, respectively.